Exhibit 99.1

News Release

For Further Information Call:
Walter A. Shephard
Vice President, Finance, Chief Financial Officer, and Treasurer
Voice: 860-704-3955
inquire@zygo.com

For Immediate Release

ZYGO CORPORATION TO DELAY FILING ITS FORM 10-Q FOR THE THIRD QUARTER OF FISCAL 2006 (Q3 ‘06), PENDING FINALIZATION OF ITS 2005 RESULTS; REAFFIRMS ITS PREVIOUSLY ANNOUNCED FINANCIAL RESULTS FOR Q3 ‘06

MIDDLEFIELD, CT, May 10, 2006 – Zygo Corporation (NASDAQ: ZIGO) announced today that the filing of its Quarterly Report on Form 10-Q for its third quarter of fiscal 2006 will be delayed. The Company previously announced its financial results for the third quarter of fiscal 2006 in a press release issued on April 27, 2006.

As announced in a press release issued on March 29, 2006, which was filed with a current report on Form 8-K on March 30, 2006 (“Form 8-K”), the Company intends to restate its previously issued consolidated financial statements for its 2005 fiscal year and quarters and its interim consolidated financial statements for the first and second quarters of fiscal 2006, because of inadvertent accounting errors in the consolidation of its intercompany revenues from certain of its foreign operations for those periods. The Company is finalizing its review and analysis of the aggregate effect of all necessary corrections, including the related tax effect and minor other adjustments, to its previously filed financial statements, as disclosed in its Form 8-K; and KPMG LLP, the Company’s former registered public accounting firm, is in the process of reviewing the Company’s findings. Since the work for the restatements will not be completed in time for the Company to meet the deadline for filing its third quarter of fiscal 2006 Form 10-Q, the Company will file a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission, and indicate that the Form 10-Q is not expected to be filed within the 5-day extension period permitted by Rule 12b-25 of the Securities Exchange Act of 1934. The Company does not expect any significant changes to the estimated revised fiscal 2005 results announced in the March 29, 2006 press release.

Zygo Corporation, headquartered in Middlefield, Connecticut, is a worldwide supplier of optical metrology instruments, precision optics, and electro-optical design and manufacturing services, serving customers in the semiconductor capital equipment and industrial markets. See ZYGO’s web site at www.zygo.com for additional information.

All statements other than statements of historical fact included in this news release regarding our financial position, business strategy, plans, anticipated growth rates, and objectives of management of the Company for future operations are forward-looking statements. Forward-looking statements are intended to provide management’s current expectations or plans for the future operating and financial performance of the Company based upon information currently available and assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plans,” “strategy,” “project,” and other words of similar meaning in connection with a discussion of future operating or financial performance. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are fluctuations in capital spending of our customers, fluctuations in net sales to our major customer, manufacturing and supplier risks, dependence on and timing of new product development, rapid technological and market change, risks in international operations, dependence on proprietary technology and key personnel, length of the sales cycle, environmental regulations, and stock price. Further information on potential factors that could affect Zygo Corporation’s business is described in our reports on file with the Securities and Exchange Commission, including our Form 10-K, as amended, for the fiscal year ended June 30, 2005.